UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07095

T. Rowe Price Summit Municipal Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Item 1. Report to Shareholders

Summit Municipal Money Market Fund	October 31, 2014

The views and opinions in this report were current as of October 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free bonds produced strong gains and outperformed taxable bonds in the 12-month period ended October 31, 2014. Despite the Federal Reserve’s tapering of its asset purchases, municipal debt moved roughly in tandem with longer-term Treasuries, whose rates declined sharply since the end of 2013. The decline in yields was due to increased geopolitical risks, concerns about sluggish global economic growth, and continued low inflation. Steady demand for munis and generally limited supply were also favorable factors. Long-term and lower-quality municipals significantly surpassed short-term and higher-quality issues, respectively, as investors favored securities with relatively attractive yields. The T. Rowe Price Summit Municipal Funds performed in line with or better than their benchmarks over the last year. The funds’ longer-term relative performance records remain favorable.

ECONOMY AND INTEREST RATES

The U.S. economy continued on its path of long-term recovery during the past year. Following a weather-related contraction in the first quarter of 2014, U.S. gross domestic product (GDP) gained strength and grew at an annualized real rate of 4.6% in the second quarter and 3.5% in the third quarter. For the year, we expect U.S. GDP growth to be around 3.0%. The improving economy also helped the unemployment rate fall to 5.8% in October. Meanwhile, amid a slowing global economy and falling commodities prices, inflation has remained benign. The recent sharp decline in energy prices helped solidify this trend.

Better economic data also allowed the Federal Reserve to cease its monthly purchases of Treasuries and agency mortgage-backed securities by the end of October. With quantitative easing no longer a factor, the market’s focus now turns to when the Fed may start to tighten monetary policy by raising short-term interest rates.

The Treasury and municipal yield curves flattened during the last year as long-term yields declined, while short- and intermediate-term yields modestly increased. Although high-quality 30-year muni yields are now slightly lower than the 30-year U.S. government bond yield, long-term munis still appear attractive versus taxable bonds for fixed income investors.

As of October 31, 2014, the taxable-equivalent yield for a 30-year municipal bond investment—assuming a 28% federal tax bracket—was 4.18%, which is still appealing relative to equivalent maturity Treasuries for income-seeking investors. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

Municipal bond technical factors were favorable this year. Supply is down relative to recent and longer historical trends, while demand has returned after a dismal 2013. New municipal issuance in the first 10 months of 2014—approximately $265 billion, according to The Bond Buyer—was lower than issuance in the same period of 2013. Two trends that have tempered supply are less issuance related to new project finance and, until more recently, lower refinancing activity. The 2013 increase in long-term interest rates made it less attractive for municipalities to borrow and refinance older debt. Issuance has been increasing in recent months, however, as municipalities have been taking advantage of this year’s unexpected drop in long-term interest rates. The unprecedented $69 billion in outflows that left municipal bond mutual funds during the second half of last year reversed partially, with over $15 billion of year-to-date inflows through October. High yield municipal bond portfolios received a significant portion of these inflows.

When Less Is Really More

Despite very low nominal yields, municipal bonds have rarely been more attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities, particularly in an environment in which interest rates are likely to remain low for some time due to slow economic growth.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

Municipal bond market fundamentals are sound, but pension concerns are lurking. Austerity-minded state and local government leaders are leery of adding to indebtedness, which we consider supportive. Indeed, most states have acted responsibly in the last few years by cutting spending and raising taxes and fees to close budget deficits. Meanwhile, state revenues have returned to levels that existed before 2008. While we believe that state fundamentals are generally sound, we continue to have longer-term concerns about the scale of unfunded pensions and other post-employment benefit obligations that these state and local governments will face in the years ahead. Beginning in fiscal 2015, state and local municipalities will be required to report on the status of these long-term liabilities in their financial statements, which will bring additional negative attention to this issue.

Detroit and Puerto Rico generated headlines during the year. In the case of Detroit, a final decision for its plan to emerge from bankruptcy was delivered by the U.S. Bankruptcy Court on November 7. While there are many details to consider, the highlights of Detroit’s exit plan call for 74% and 34% recovery rates for the city’s unlimited tax and limited tax general obligation (GO) debt holders, respectively, while largely preserving much of the revenue promised to pension beneficiaries. While this is a setback for these specific GO debt holders, Detroit GO debt represents only a small portion of the market. As a result, we do not expect Detroit’s exit from bankruptcy to have much of an effect on the broader market in the near term. We do, however, have longer-term concerns about the precedent of pension beneficiaries receiving more favorable treatment than bondholders.

Puerto Rico, a $70 billion municipal bond borrower, continues to struggle with its finances. The commonwealth was able to improve its liquidity earlier this year when it issued $3.5 billion of GO debt. In addition, in late June, the U.S. territory passed legislation that paved the way for restructuring of the debt of its public corporations, most notably the Puerto Rico Electric Power Authority (PREPA). While investors reacted negatively, the commonwealth was then able to structure a forbearance agreement, which bought Puerto Rico time to develop a plan of restructuring and viability for PREPA.

In this yield-starved environment, Puerto Rico debt has performed strongly in recent months. While we acknowledge these short-term favorable returns, the territory’s economic outlook has not improved materially, and we remain highly cautious. We believe the market will absorb a PREPA restructuring without disruption.

In terms of broad sector performance, revenue bonds strongly outperformed local and state GOs in the muni market. We continue to favor bonds backed by a dedicated revenue stream over GOs, with a bias toward transportation and utility bonds issued by essential service providers. Among revenue bonds, the hospital, industrial development/pollution control, and transportation segments were the best-performing areas, as investors favored higher-yielding issues. While hospital revenue bonds are expensive relative to recent levels, we believe there is still some value in select names. Special tax and electric revenue bonds trailed but still produced good 12-month returns.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund
Your fund returned 0.01% in both the 6- and 12-month periods ended October 31, 2014, the same as the return for the Lipper Tax-Exempt Money Market Funds Index for the fund’s fiscal year. The uncertainty surrounding the end of the Fed’s monthly asset purchase program and the question of whether short-term benchmark rates need to be raised next year had no effect on the short end of the market—although it caused some volatility in longer-maturity bonds. Rather, money market rates remain closely tied to the fed funds rate, currently targeted at between 0.00% and 0.25%. Short-term rates are not likely to rise significantly until the Federal Reserve clearly signals that a short-term rate hike is imminent.

Over the past six months, yields in the municipal money market moved lower still. Rates range from 0.03% to 0.05% for overnight maturities to 0.14% for notes maturing in one year. The municipal money market curve continued to flatten, with front-end rates remaining unchanged while bond yields out to one year declined three basis points (100 basis points equal one percentage point). Supply in the municipal money market remains constrained. Many municipal issuers are now financing directly with banks, bypassing the capital markets. Low long-term borrowing rates also continue to induce issuers to refinance short-term debt into long-term obligations.

While much media attention has focused on some of the troubled credit areas in the municipal market, such as Puerto Rico and Detroit, our portfolio focuses on only the highest-quality municipal credits. As such, we favor highly rated hospitals, state and local GOs, and guaranteed housing finance bonds. Some prominent positions in the portfolio include Providence Health, King County Washington, the State of Texas, and Pennsylvania Housing Finance Agency. Our investment preference is for high-quality issuers with strong balance sheets. For issuers with less robust balance sheets, we look to the additional safeguard of bank guarantees from providers such as JPMorgan Chase, Wells Fargo, Bank of Tokyo-Mitsubishi, and State Street Bank. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The economic improvements that need to occur before the Fed begins raising short-term rates are not yet in place. While the future direction of rates seems to be upward, the timing is less clear. We acknowledge the need for patience as we watch the rate situation clarify over the next six months. For now, we are maintaining the fund’s weighted average maturity toward the longer end of our permissible range of 60 days. As rate hikes become more probable, though, that position may shorten. As always, our primary focus is on principal stability and liquidity.

Finally, the Securities and Exchange Commission (SEC) passed new rules in July governing the management of money market funds’ pricing, liquidity, risk management, and disclosure. Most individual investors will notice little change in their funds, but institutional investors will be subject to more substantial changes over the next two years. T. Rowe Price will evaluate the effects of the changes and keep our shareholders informed.

Summit Municipal Intermediate Fund
Your fund returned 2.77% and 6.02% during the 6- and 12-month periods ended October 31, 2014, respectively. Comparable returns for the Lipper Intermediate Municipal Debt Funds Average were 2.39% and 5.15%. (Performance for the Advisor Class was lower due to its different fee structure.) The fund’s net asset value per share rose from $11.80 at the end of April to $11.97 at the end of October, while the 30-day SEC yield declined from 1.62% to 1.27%. Dividends contributed $0.16 per share during the past six months.

The municipal market seems to be on firm footing, with new issuance failing to keep pace with the amount of bonds maturing or being called away. Strong demand has also been supported by demographics and high tax rates. The steady economy has led to generally improving credit quality, which bolstered the portfolio’s good relative returns. Our yield curve positioning was also supportive. As the yield curve flattened during the year, we stuck to our strategy of keeping the portfolio’s duration relatively close to that of the benchmark and maintained an overweight on the longer end of the yield curve. When the municipal market sold off in the summer of 2013, we increased our allocation to 15-year securities—a posture that aided results as the yield curve flattened afterward.

We also benefited from our sector allocations. Tight supply, heavy demand, and improving credit quality have all led to tighter credit spreads (the yield differentials among different quality bonds). Fortunately, we have held a significant overweight to several revenue bond sectors, such as airports, hospitals, toll roads, and public power, at the expense of higher-quality GOs and prerefunded bonds. Our revenue bonds outperformed the latter groups as spreads narrowed across all sectors.

Considering the current environment, we are a bit more cautious about adding to our present strategy. We believe that the market could become more volatile in 2015 if the Fed starts raising short-term rates—as is widely expected. Accordingly, we will remain vigilant in the months ahead as we keep an eye on the timing of any change in monetary policy, and we are prepared to take advantage of new investment opportunities as the financial environment evolves in 2015.

Summit Municipal Income Fund
Your fund returned 4.61% and 10.09% for the 6- and 12-month periods ended October 31, 2014, respectively. Comparable returns for the Lipper General & Insured Municipal Debt Funds Average were 3.91% and 8.80%. (Performance for the Advisor Class was lower due to its different fee structure.) The fund’s net asset value increased from $11.62 at the end of April to $11.94 at the end of October, while its 30-day SEC yield declined from 2.76% to 2.20%. Dividends contributed $0.21 per share during the past six months.

The portfolio’s duration was unchanged at 5.0 years and was longer than the Barclays benchmark for the reporting period, although it was roughly equal to that of our Lipper peer group. Our weighted average maturity extended a half year to 17.4 years and reflects our outlook that the Fed may take a while longer to begin raising short-term rates. Positioning along the yield curve was little changed, with an overweight to bonds with 15-year maturities, which benefited fund results. We plan to stay this course as shorter-term rates are quite low.

We made no meaningful shifts in sector weightings. Transportation and health care remain our two largest allocations. New credit additions in these sectors included Idaho Health for St. Luke’s Health System and Chicago IL Midway Airport. We foresee longer-term fiscal challenges for many state and local governments, particularly those heavily burdened with unfunded pension and other post-employment benefits liabilities. Therefore, we continue to overweight revenue bonds, which we believe offer greater value, and underweight both state and local GO debt. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The fund’s top performers for the period were long-duration, longer-maturity, and lower-rated securities, which did well as interest rates declined and investor demand for additional fixed income yield remained strong. For example, 30-year AAA yields dropped from 3.49% in April to 3.01% at the end of October, a decrease of 48 basis points. Meanwhile, rates for five-year high-grade issues experienced a smaller decline of 11 basis points, resulting in lagging performance for high-quality, shorter-maturity holdings.

Regarding quality diversification, the portfolio’s A rated holdings declined by 2%, and at 44% of assets, they comprise the largest portion of net assets. An underweight to high-quality AA and AAA rated debt remained intact, and we favored an overweight in A and lower-rated credits. Our capable and vigorous credit research staff allowed us to invest in select opportunities that offer the fund incremental yield, which proved beneficial to performance.

OUTLOOK

While yields remain low, we continue to believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. We remain concerned about the potential for rising rates, but we believe that future rate increases will be at a measured pace. We also believe that short- and intermediate-term rates could be more volatile than long-term rates as we approach the first Fed rate hike. As such, our portfolios, while remaining conservative in their duration positioning, continue to underweight short-term securities in favor of longer-maturity bonds. Overall, we have a strong bias toward revenue bonds that not only provide incremental yield over state and local GO debt but also are largely insulated from the pension risk that we believe will become increasingly recognized by the market over time.

Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we are on the lookout for attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Finally, a word about bond fund liquidity. During the fund’s fiscal year, the subject of liquidity in bond funds has arisen, since the prospect of rising interest rates triggers concerns that some investors could change course and redeploy their assets into other areas of the market. Net outflows during periods of rising rates are not new; indeed, such was the case numerous times over the years, from as recently as last year during notorious credit issues in Detroit and Puerto Rico, to as far back as 1994, when rates turned up sharply in an overheated economy. The market was smaller then than it is today, however, thanks to recent inflows.

Because of this evolving environment, T. Rowe Price is taking steps to ensure that our funds function smoothly during transitional periods as the Fed makes policy changes that are likely to affect the direction of interest rates. These steps include assessing the liquidity of our portfolios, conducting stress tests that take various market scenarios under consideration, evaluating risk management strategies to determine appropriate actions, and taking other measures to ensure the continuing smooth operation of our portfolios. In our view, we do not believe that your fund will be adversely affected by the conditions we have just mentioned, but we want to inform our shareholders that we are aware of the changing market environment and are monitoring it closely.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

November 19, 2014

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal AMT.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Barclays Intermediate Competitive (1-17 yr Maturity) Bond Index: A subindex of the Barclays Municipal Bond Index. It is a rules-based, market value-weighted index of bonds with maturities of one year to 16 years and 11 months and is engineered for the tax-exempt bond market.

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Inflation: A sustained increase in prices throughout the economy.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Variable rate demand note (VRDN): Generally, a debt security that requires the issuer to redeem at the holder’s discretion on a specified date or dates prior to maturity. Upon redemption, the issuer pays par to the holder who loses future coupon payments that might otherwise be due. The VRDN might be especially attractive at times of rising rates, to protect against interest rate risk by redeeming at par value and reinvesting proceeds in a new bond.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 9/30/14	SEC Yield (7-Day Simple)*	SEC Yield (7-Day Simple)– Unsubsidized	1 Year	5 Years	10 Years	Since Inception	Inception Date
Summit Municipal Money Market Fund	0.01%	-0.36%	0.01%	0.01%	1.09%	–	
Summit Municipal Intermediate Fund	–	–	6.41	4.11	4.26	–	
Summit Municipal Intermediate Fund–Advisor Class	–	–	6.05	–	–	2.51%	8/8/12
Summit Municipal Income Fund	–	–	10.23	5.47	5.00	–	
Summit Municipal Income Fund–Advisor Class	–	–	9.87	–	–	3.35	8/8/12

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal periods. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than does the total return.

*In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund's net yield; without it, the fund's 7-day yield would have been lower. Please see the prospectus for more details.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	Year Ended 10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
NET ASSET VALUE					
Beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Investment activities					
Net investment income(1)	–(2)(3)	–(2)(3)	–(2)(3)	–(2)(3)	–(2)(3)
Net realized and unrealized gain / loss	–(3)	–(3)	–(3)	–(3)	–(3)
Total from Investment activities	–(3)	–(3)	–(3)	–(3)	–(3)
Distributions					
Net investment income	–(3)	–(3)	–(3)	–(3)	–(3)
NET ASSET VALUE					
End of period	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**
Ratios/Supplemental Data					
Total return(4)	**0.01%(2)**	**0.01%(2)**	**0.01%(2)**	**0.01%(2)**	**0.01%(2)**
Ratio of total expenses to average net assets	0.10%(2)	0.15%(2)	0.20%(2)	0.29%(2)	0.35%(2)
Ratio of net investment income to average net assets	0.01%(2)	0.01%(2)	0.01%(2)	0.01%(2)	0.01%(2)
Net assets, end of period (in thousands)	$ 176,933	$ 204,663	$ 176,515	$ 213,817	$222,508

(1) Per share amounts calculated using average shares outstanding method.

(2) Includes the effect of voluntary management fee waivers of 0.35%, 0.30%, 0.25%, 0.16% and 0.10% of average net assets for the years ended 10/31/14, 10/31/13, 10/31/12, 10/31/11 and 10/31/10, respectively (see Note 5).

(3) Amounts round to less than $0.01 per share.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	Par	$ Value
OTHER COMMERCIAL PAPER 9.8%		
Austin, Utility, TECP, 0.06%, 11/4/14	2,500	2,500
California Dept. of Water Resources, TECP, 0.08%, 11/12/14	400	400
California Statewide CDA, Kaiser Permanente, TECP 0.14%, 3/2/15	400	400
California Statewide CDA, Kaiser Permanente, TECP 0.14%, 3/3/15	690	690
California Statewide CDA, Kaiser Permanente, TECP 0.14%, 6/4/15	100	100
California Statewide CDA, Kaiser Permanente, TECP 0.14%, 6/4/15	1,790	1,790
Charlotte, GO, BAN, TECP, 0.12%, 2/9/15	400	400
Charlotte, GO, BAN, TECP, 0.13%, 2/9/15	703	703
Charlotte, GO, BAN, TECP, 0.15%, 2/9/15	260	260
Delaware HFA, Christiana Care Health Services, TECP 0.07%, 11/14/14	2,100	2,100
Harris County, GO, TECP, 0.10%, 11/19/14	1,000	1,000
Harris County, GO, TECP, 0.10%, 12/4/14	700	700
Maryland HHEFA, Johns Hopkins Health, TECP, 0.07%, 12/2/14	1,300	1,300
Maryland HHEFA, Johns Hopkins Health, TECP, 0.07%, 12/2/14	100	100
Maryland HHEFA, Johns Hopkins Univ., TECP, 0.08%, 2/5/15	400	400
Metropolitan Transportation Auth., TECP, 0.09%, 12/9/14	1,000	1,000
Missouri HEFA, SSM Health Care, TECP, 0.11%, 11/5/14	800	800
Montgomery County, GO, TECP, 0.09%, 11/5/14	320	320
North Carolina Capital Fac. Fin. Agency, Duke Univ., TECP 0.10%, 12/16/14	1,500	1,500
Port of Los Angeles, Los Angeles Harbor Dept., TECP 0.12%, 12/10/14 (1)	1,000	1,000
Total Other Commercial Paper (Cost $17,463)		17,463
OTHER MUNICIPAL DEBT 39.8%		
Austin, Public Property, GO, 1.00%, 11/1/14	250	250

California EFA, Univ. of Southern California, VRTR 0.06%, 11/7/14 (2)	235	235
California HFA, Stanford Hosp. & Clinics, 0.12%, 1/7/15	1,440	1,440
California Public Works Board, 5.00%, 11/1/14	895	895
Calvert County, Public Improvement, GO, 3.00%, 5/1/15	300	304
Charleston County School Dist., South Carolina State Intercept Fund, GO, TAN, 1.25%, 4/1/15	800	804
Charlotte, GO, 5.00%, 7/1/15	355	366
Charlotte-Mecklenburg Hosp. Auth., 2.50%, 1/15/15	100	100
Colorado, General Fund, GO, TRAN, 1.50%, 6/26/15	500	505
Columbus, GO, 5.00%, 12/15/14	150	151
Columbus, GO, 5.00%, 6/15/15	120	124
Columbus, GO, 5.00%, 8/15/15	160	166
Dallas Area Rapid Transit, 5.00%, 12/1/14	100	100
Dallas Water & Sewer, VRTR, 0.07%, 11/7/14 (3)	2,340	2,340
DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/14	100	100
District of Columbia, Income Tax, GO, 4.00%, 12/1/14	100	100
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/15	100	102
Escambia County HFA, Ascension Health Alliance 5.25%, 11/15/14	400	401
Fairfax County, Public Improvement, GO, 5.00%, 4/1/15	100	102
Fairfax County IDA, INOVA Health, 4.00%, 5/15/15	100	102
Florida, Board of Ed., GO, 5.00%, 1/1/15	100	101
Florida, Board of Ed., Outlay 2005, GO, 5.00%, 6/1/15	180	185
Florida, Board of Ed., Outlay 2007, GO, 5.00%, 6/1/15	220	226
Forsyth County, GO, 3.00%, 3/1/15	100	101
Fulton County, GO, TAN, 1.00%, 12/31/14	2,200	2,203
Georgia, GO, 5.00%, 11/1/14	100	100
Georgia, GO, 5.00%, 2/1/15	100	101

Guilford County, GO, 4.00%, 2/1/15	100	101
Guilford County, GO, 5.00%, 10/1/15	225	235
Harford County, Consolidated Public Improvement, GO 5.00%, 3/15/15	145	148
Harris County, GO, TAN, 1.00%, 2/27/15	1,300	1,304
Harris County Cultural Ed. Fac., Houston Methodist 5.25%, 12/1/14	100	100
Hawaii, GO, 5.00%, 2/1/15	550	557
Hawaii, GO, 5.00%, 4/1/15 (3)	200	204
Hennepin County, GO, 4.00%, 12/1/14	200	201
Henrico County, Public Improvement, GO, 4.00%, 3/1/15	210	213
Houston, GO, 5.00%, 3/1/15 (3)	100	102
Houston, Public Improvement, GO, 4.00%, 3/1/15	165	167
Houston, Public Improvement, GO, 5.00%, 3/1/15	250	254
Howard County, GO, 5.00%, 2/15/15	290	294
Idaho, GO, TAN, 2.00%, 6/30/15	1,000	1,012
Illinois EFA, Univ. of Chicago, VR, 0.16%, 3/12/15	1,450	1,450
Illinois EFA, Univ. of Chicago, VR, 1.875%, 2/12/15	1,305	1,311
Illinois Fin. Auth., Advocate Health Care Network, VR 0.13%, 7/16/15	315	315
Illinois HFA, Advocate Health Care Network, VR 0.13%, 7/16/15	280	280
Indiana Fin. Auth., Indiana Univ. Health, 4.00%, 3/1/15	570	577
Indiana Fin. Auth., Revolving Fund, 5.00%, 2/1/15	620	628
Jackson County PCR, Chevron, VR, 0.10%, 2/2/15	160	160
JPMorgan Chase, Children's Hosp. of Philadelphia, VRTR 0.06%, 11/7/14 (2)	1,665	1,665
JPMorgan Chase, Froedtert Health, VRTR, 0.06%, 11/7/14 (2)	1,470	1,470
JPMorgan Chase, Massachusetts, GO, VRTR, 0.07%, 11/7/14 (2)	1,745	1,745
JPMorgan Chase, New York City Municipal Water Fin. Auth. VRTR, 0.06%, 11/7/14 (2)	1,500	1,500

JPMorgan Chase, New York State Personal Income Tax, VRTR 0.06%, 11/7/14 (2)	670	670
JPMorgan Chase, Stanford Hosp. & Clinics, VRTR 0.06%, 11/7/14 (2)	1,200	1,200
JPMorgan Chase, Washington, GO, VRTR, 0.06%, 11/7/14 (2)	1,000	1,000
King County, GO, 4.00%, 12/1/14	165	166
King County, GO, 4.00%, 12/1/14	100	100
Los Angeles, GO, TRAN, 1.50%, 6/25/15	600	605
Los Angeles Airport, 5.50%, 5/15/15 (1)	1,215	1,250
Los Angeles County, GO, TRAN, 1.50%, 6/30/15	620	626
Loudoun County, GO, 5.00%, 6/1/15	425	437
Loudoun County, Public Improvement, GO, 5.00%, 12/1/14	260	261
Maryland, State and Local Fac., GO, 3.00%, 3/15/15	120	121
Maryland DOT, 5.00%, 11/1/14	600	600
Maryland DOT, 5.00%, 2/15/15	100	101
Massachusetts, 5.00%, 3/1/15 (4)	150	152
Massachusetts, GO, 5.00%, 11/1/14	205	205
Massachusetts, GO, RAN, 1.50%, 6/25/15	800	807
Mecklenburg County, GO, 5.00%, 3/1/15	100	102
Metropolitan Nashville & Davidson County, Water & Sewer 6.50%, 12/1/14 (5)	240	241
Minnesota, GO, 2.25%, 11/1/14	100	100
Minnesota, Highway, GO, 5.00%, 8/1/15	800	829
Mississippi Hosp. Equipment Fac. Auth., Baptist Memorial Health Care, VR, 0.25%, 1/7/15	1,200	1,200
Mississippi Hosp. Equipment Fac. Auth., Baptist Memorial Health Care, VR, 0.25%, 1/7/15	235	235
New York City, GO, 3.00%, 3/1/15	1,565	1,580
New York City Housing Dev. Corp., Multi-Family, VR 0.11%, 3/25/15	500	500
New York City Transitional Fin. Auth., Future Tax, 4.00%, 2/1/15	125	126

New York City Transitional Fin. Auth., Future Tax 5.00%, 11/1/14	100	100
New York Liberty Dev. Corp., World Trade Center, VR 0.15%, 3/19/15	3,270	3,270
New York State Environmental Fac. Corp., Clean Water 5.00%, 3/15/15	100	102
New York State Local Gov't. Assistance Corp., 5.00%, 4/1/15	510	520
Newport News, GO, 4.375%, 2/1/15	200	202
Ohio, GO, 4.00%, 3/1/15	100	101
Ohio, Highway Capital Improvement, GO, 5.00%, 5/1/15	110	113
Ohio State Univ., 5.00%, 12/1/14	315	316
Oregon, GO, 5.00%, 5/1/15	600	615
Oregon, GO, TAN, 2.00%, 6/15/15	510	516
Prince Georges County, Consolidated Public Improvements, GO 5.00%, 9/15/15	410	427
Richmond, Public Improvement, GO, 5.00%, 3/1/15	225	229
San Antonio Electric & Gas, 5.00%, 2/1/15	265	268
Shelby County, GO, 5.00%, 4/1/15 (3)	450	459
South Carolina, Capital Improvements, GO, 5.00%, 3/1/15	150	152
South Carolina, Capital Improvements, GO, 5.00%, 4/1/15	500	510
South Carolina Assoc. of Gov't Organizations TAN, 1.00%, 4/15/15	1,500	1,506
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, 5.00%, 2/15/15	230	233
Tennessee, GO, 3.00%, 11/1/14	200	200
Texas, GO, TRAN, 1.50%, 8/31/15	2,600	2,629
Texas, Texas State College Loan, GO, 4.25%, 8/1/15 (1)	2,000	2,061
Texas A&M Univ., 5.00%, 5/15/15	1,100	1,129
Triborough Bridge & Tunnel Auth., 1.00%, 11/15/14	660	660
Triborough Bridge & Tunnel Auth., 4.00%, 11/15/14	345	346
Triborough Bridge & Tunnel Auth., 5.00%, 11/15/14	100	100

Union County, GO, 4.00%, 3/1/15	375	380
Union County, GO, 5.00%, 3/1/15	345	351
Univ. of California Regents, 5.00%, 5/15/15	240	246
Univ. of Missouri, Curators, 4.00%, 11/1/14	200	200
Univ. of Missouri, Curators, 4.00%, 11/1/14	100	100
Univ. of North Carolina Board of Governors, Chapel Hill 3.00%, 12/1/14	100	100
Univ. of Pittsburgh, 2.00%, 7/22/15	750	760
Virginia College Building Auth., 21st Century College & Equipment, 4.00%, 2/1/15	1,480	1,494
Virginia College Building Auth., 21st Century College & Equipment, 5.00%, 2/1/15	225	228
Virginia College Building Auth., 21st Century College & Equipment, 5.00%, 2/1/15	100	101
Virginia HDA, Single Family, VRTR, 0.11%, 11/7/14 (1)(2)	860	860
Virginia Public Building Auth., 5.00%, 8/1/15	100	104
Virginia Resources Auth., 2.00%, 11/1/14	200	200
Virginia Resources Auth., 2.00%, 11/1/14	175	175
Virginia Resources Auth., 2.00%, 11/1/14	100	100
Virginia Resources Auth., 4.00%, 11/1/14	200	200
Virginia Resources Auth., 5.00%, 11/1/14	240	240
Washington, GO, 5.00%, 1/1/15	1,000	1,008
Wells Fargo Stage Trust, Mayo Clinic, VRTR, 0.06%, 11/7/14 (2)	250	250
Wells Fargo Stage Trust, Metropolitan Washington Airports Auth., VRTR, 0.18%, 7/9/15 (1)(2)	2,500	2,500
Wells Fargo Stage Trust, Texas A&M Permanent Univ. Fund VRTR, 0.06%, 11/7/14 (2)	2,500	2,500
Wells Fargo Stage Trust, Texas State College, GO, VRTR 0.11%, 11/7/14 (1)(2)	600	600
Total Other Municipal Debt (Cost $70,372)		70,372

VARIABLE RATE DEMAND NOTES 50.8%

Alaska HFC, Single Family, VRDN, 0.05%, 11/7/14	1,000	1,000
Austin Utility System, Water & Wastewater, VRDN 0.04%, 11/7/14	3,135	3,135
Clark County Airport Improvement, VRDN, 0.04%, 11/7/14 (1)	2,000	2,000
Clark County IDRB & PCR, Southwest Gas, VRDN 0.07%, 11/7/14 (1)	1,000	1,000
Dallas Performing Arts Cultural Fac., VRDN, 0.05%, 11/7/14	1,500	1,500
District of Columbia Water & Sewer Auth., VRDN 0.03%, 11/7/14	500	500
Dormitory Auth. of the State of New York, Cornell Univ., VRDN 0.05%, 11/7/14	1,875	1,875
Fairfax County Economic Dev. Auth., Smithsonian Institution DC VRDN, 0.05%, 11/7/14	1,000	1,000
Fairfax County Economic Dev. Auth., Smithsonian Institution DC VRDN, 0.05%, 11/7/14	2,475	2,475
Harris County Cultural Ed. Fac., Memorial Hermann Health VRDN, 0.03%, 11/7/14	1,000	1,000
Harris County Cultural Ed. Fac., Memorial Hermann Health VRDN, 0.04%, 11/7/14	120	120
Harris County Health Fac. Dev. Corp., Texas Children's Hosp. VRDN, 0.05%, 11/7/14	700	700
Highlands County HFA, Adventist Health/ Sunbelt, VRDN 0.04%, 11/7/14	2,900	2,900
Houston, Combined Utility System, VRDN, 0.05%, 11/7/14	1,200	1,200
Houston, Combined Utility System, VRDN, 0.05%, 11/7/14	1,000	1,000
Illinois Fin. Auth., Northwestern Memorial Healthcare., VRDN 0.05%, 11/7/14	995	995
Indiana Fin. Auth., Parkview Health, VRDN, 0.05%, 11/7/14	2,350	2,350
Indiana Fin. Auth., CHE Trinity Health, VRDN, 0.04%, 11/7/14	975	975
Johnson City Health & Ed. Fac. Board, Mountain States Health Alliance, VRDN, 0.05%, 11/7/14	1,500	1,500
King County, Multi-Modal, GO, VRDN, 0.04%, 11/7/14	3,560	3,560

King County, Multi-Modal, GO, VRDN, 0.05%, 11/7/14	1,000	1,000
Lake County Pollution Control, W.W Grainger, VRDN 0.54%, 11/7/14 (1)	1,500	1,500
Louisville/ Jefferson County Metropolitan Gov't., Norton Healthcare, VRDN, 0.05%, 11/7/14	1,000	1,000
Lynchburg IDA, Centra Health, VRDN, 0.04%, 11/7/14	500	500
Lynchburg IDA, Centra Health, VRDN, 0.05%, 11/7/14	3,765	3,765
Maryland CDA, Charles Landing South Apartments, VRDN 0.05%, 11/7/14 (1)	3,375	3,375
Maryland CDA, Residential, VRDN, 0.06%, 11/7/14 (1)	1,600	1,600
Maryland CDA, Residential, VRDN, 0.07%, 11/7/14 (1)	2,400	2,400
Maryland HHEFA, Maryland Health Pool 85 A & B, VRDN 0.04%, 11/7/14	3,000	3,000
Miami-Dade County, Seaport, VRDN, 0.06%, 11/7/14 (1)	1,000	1,000
Mississippi Hosp. Equipment Fac. Auth., North Mississippi Health, VRDN, 0.06%, 11/7/14	1,280	1,280
Missouri HEFA, Ascension Health Alliance, VRDN 0.04%, 11/7/14	1,500	1,500
Missouri HEFA, BJC Health, VRDN, 0.04%, 11/7/14	600	600
Missouri HEFA, SSM Health Care, VRDN, 0.05%, 11/7/14	400	400
Murray City, IHC Health Services, VRDN, 0.06%, 11/3/14	400	400
Nassau County Interim Fin. Auth., Sales Tax, VRDN 0.06%, 11/7/14	1,000	1,000
New York City Housing Dev. Corp., 201 Pearl Street Multi-Family, VRDN, 0.05%, 11/7/14	1,000	1,000
New York City Transitional Fin. Auth., Future Tax, VRDN 0.06%, 11/3/14	1,900	1,900
New York State Energy Research & Dev., Consolidated Edison VRDN, 0.04%, 11/7/14 (1)	3,000	3,000
New York State Mortgage Agency, Single Family Homeowner Program, VRDN, 0.09%, 11/3/14 (1)	995	995
Ohio State Univ., VRDN, 0.03%, 11/7/14	1,000	1,000

Pennsylvania Housing Fin. Agency, Single Family, VRDN 0.04%, 11/7/14 (1)	1,305	1,305
Pennsylvania Housing Fin. Agency, Single Family, VRDN 0.04%, 11/7/14 (1)	3,125	3,125
Philadelphia Hosp. & Higher EFA, Children's Hospital, VRDN 0.07%, 11/3/14	1,350	1,350
Phoenix IDA, Mayo Clinic, VRDN, 0.04%, 11/3/14	100	100
Pittsburgh Water & Sewer Auth., VRDN, 0.05%, 11/7/14	1,000	1,000
Port of Seattle, VRDN, 0.06%, 11/7/14 (1)	2,000	2,000
Rockport PCR, American Electric Power, VRDN, 0.05%, 11/7/14	3,900	3,900
South Dakota HEFA, Sanford Health, VRDN, 0.05%, 11/7/14	485	485
South Dakota HEFA, Sanford Health, VRDN, 0.05%, 11/7/14	290	290
Southern Ute Indian Tribe, VRDN, 0.05%, 11/7/14 (2)	3,700	3,700
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Health, VRDN, 0.05%, 11/7/14	1,275	1,275
Univ. of North Carolina Board of Governors, Univ. of North Carolina Hosp. at Chapel Hill, VRDN 0.06%, 11/7/14	1,110	1,110
Washington Health Care Fac. Auth., Providence Health & Services, VRDN, 0.07%, 11/7/14	5,100	5,100
Washington Suburban Sanitary Dist., GO, VRDN 0.04%, 11/7/14	1,400	1,400
Washington Suburban Sanitary Dist., GO, VRDN 0.05%, 11/7/14	750	750
Total Variable Rate Demand Notes (Cost $89,890)		89,890
Total Investments in Securities		
100.4% of Net Assets (Cost $177,725)		$ 177,725

‡ Par is denominated in U.S. dollars unless otherwise noted.

(1) Interest subject to alternative minimum tax

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $19,895 and represents 11.2% of net assets.

(3) Insured by AMBAC Assurance Corp.

(4) Insured by Assured Guaranty Municipal Corp.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Summit Municipal Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Money Market Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income exempt from federal income taxes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. On October 31, 2014, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended October 31, 2014, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2014 and October 31, 2013, totaled $18,000 and $20,000, respectively, and were characterized as tax-exempt income for tax purposes. At October 31, 2014, the tax-basis cost of investments and components of net assets were as follows:

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). Any amounts waived or reimbursed under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the year ended October 31, 2014, management fees waived totaled $663,000.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Summit Municipal Funds, Inc. and
Shareholders of T. Rowe Price Summit Municipal Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit Municipal Money Market Fund (one of the portfolios comprising T. Rowe Price Summit Municipal Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 16, 2014

Tax Information (Unaudited) for the Tax Year Ended 10/31/14

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $1,000 from short-term capital gains

  $2,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%

  $19,000 which qualified as exempt-interest dividends.
Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to present); Director, IBM (2007 to present)
[163]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1993	present); Director and Advisory Board Member, Deutsche Bank
[163]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
[163]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[163]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2013	Syniverse Holdings, Inc. (2008 to 2011)
[163]

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[163]	Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[163]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2013	a nonprofit education and social policy research organization
[163]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisors (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1993	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[163]	General Growth Properties, Inc. (2010 to 2013); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present); Director, Hilton Worldwide
(2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[163]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[163]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Michael C. Gitlin	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price,
(1970)	T. Rowe Price Group, Inc., and T. Rowe Price International
2010
[54]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Summit
Municipal Funds	Principal Occupation(s)

Austin Applegate (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Senior Municipal Credit
Research Analyst, Barclays (to 2011)

R. Lee Arnold, Jr., CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sarah J. Engle (1979)	Vice President, T. Rowe Price; formerly
Vice President	Program Examiner and Policy Analyst, Office
of Management & Budget (to 2012); Analyst,
Moody’s Investor Service (to 2010)

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Dylan Jones, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alexander S. Obaza (1981)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Chen Shao (1980)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Edward A. Wiese, CFA (1959)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,159,000 and $1,828,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date December 16, 2014